Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 21, 2003 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of April 25, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Interstate Bakeries Corporation, a Delaware corporation (“Holdings”), Interstate Brands Corporation, a Delaware corporation (“Brands”), Interstate Brands West Corporation, a Delaware corporation (“Brands West”; each of Brands and Brands West, a “Borrower” and, together, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), THE BANK OF NOVA SCOTIA, BNP PARIBAS COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, and SUNTRUST BANK, each as a co-documentation agent, BANK OF AMERICA, N.A., as syndication agent, and JPMORGAN CHASE BANK, (f/k/a The Chase Manhattan Bank), as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement.

(a)           Amendments to Section 1.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)  by deleting the proviso to clause (vi) of the defined term “Consolidated EBITDA” and substituting in lieu thereof the following new proviso:

provided, that the portion of such charges for non-recurring items representing cash charges so added to Consolidated Net Income shall not exceed a cumulative amount of $20,000,000 from and after August 24, 2002

(ii)  by deleting the defined term “L/C Commitment” and substituting in lieu thereof the following:

“L/C Commitment”: $175,000,000.

(iii)  by deleting the table set forth in the defined term “Pricing Grid” in its entirety and substituting in lieu thereof the table set forth in Annex 1 hereto.

(b) Amendments to Section 4.  (i)  Section 4.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

4.1           Financial Condition.  The audited consolidated balance sheets of Holdings and its Subsidiaries as at June 1, 2002, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by and accompanied by an unqualified report from Deloitte & Touche, present fairly in all material respects the consolidated financial condition of Holdings and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended.  The unaudited consolidated balance sheets of Holdings as at August 24, 2002, November 16, 2002 and March 8, 2003, and the related unaudited consolidated statements of income and cash flows for the three-month periods ended on such dates, present fairly in all material respects the consolidated financial condition of Holdings and its consolidated Subsidiaries as at such dates, and the consolidated results of its operations and its consolidated cash flows for the periods then ended (subject to normal year-end audit adjustments).  All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).  Such financial statements and the notes thereto disclose all material liabilities, direct or contingent, of the Group Members that are required to be so disclosed under GAAP.  During the period from June 1, 2002 to and including the date hereof there has been no Disposition by any Group Member of any material part of its business or property.

(ii) Section 4.2 is amended by deleting such section in its entirety and substituting in lieu thereof the following:

4.2           No Change.  There has been no material adverse change in the business, assets, operations or financial condition of Holdings and the Subsidiaries, taken as a whole, since June 1, 2002.

(c)  Amendments to Section 7.  (i)  Section 7.1(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

(a)  Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Consolidated Leverage Ratio
May 31, 2003	3.10 to 1.00
August 23, 2003	3.75 to 1.00
November 15, 2003	3.75 to 1.00
March 6, 2004	3.75 to 1.00
May 29, 2004	3.25 to 1.00
August 21, 2004	3.00 to 1.00
November 13, 2004 and thereafter	2.75 to 1.00

(ii)  Section 7.1(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

(b)  Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Consolidated Interest Coverage Ratio
May 31, 2003	4.75 to 1.00
August 23, 2003	3.75 to 1.00
November 15, 2003	3.55 to 1.00
March 6, 2004	3.55 to 1.00
May 29, 2004	4.00 to 1.00
August 21, 2004 and thereafter	5.00 to 1.00

SECTION 3. Conditions to Effectiveness of Amendment.  This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the “Effective Date”):

(a)           The Administrative Agent  (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) Holdings, (ii) the Borrowers and (iii) each of the Lenders constituting the Required Lenders;

(b)           The Borrowers shall have paid all fees and expenses of the Administrative Agent, including the reasonable fees and expenses of counsel to the Administrative Agent;

(c)           After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing; and

(d)           The Administrative Agent shall have received an amendment fee for the account of each Lender that consents to this Amendment in an amount equal to 0.15% of each such Lender’s Commitment.

SECTION 4. Representations and Warranties.  Each of the representations and warranties made by each of Holdings and the Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

SECTION 5. Effect on the Loan Documents.  (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Expenses.  Holdings and the Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 7. Affirmation of Guaranty and Credit Agreement.  The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Credit Agreement and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

SECTION 8. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

INTERSTATE BAKERIES CORPORATION, as Guarantor

By: /s/ Paul E. Yarick
Name: Paul E. Yarick
Title: Senior Vice President—Finance and Treasurer

INTERSTATE BRANDS CORPORATION, as a Borrower

By: /s/ Paul E. Yarick
Name: Paul E. Yarick
Title: Senior Vice President—Finance and Treasurer

INTERSTATE BRANDS WEST CORPORATION, as a Borrower

By: /s/ Paul E. Yarick
Name: Paul E. Yarick
Title: Senior Vice President—Finance and Treasurer

JP MORGAN CHASE BANK, as Administrative Agent, an Issuing Lender and a Lender

By: /s/ Martha Gurwit
Name: Martha Gurwit
Title: Vice President

HARRIS TRUST & SAVINGS BANK, as an Issuing Lender and a Lender

By: /s/ Karen L. Knudsen
Name: Karen Knudsen
Title: Vice President

AGFIRST FARM CREDIT BANK

By: /s/ Richard N. Thorpe
Name: Richard N. Thorpe
Title: Vice President

AGSTAR FINANCIAL SERVICES, PCA

By: /s/ James M. Grafing
Name: James M. Grafing
Title: SVP — Syndicated Finance

AIG SUNAMERICA LIFE ASSURANCE CO.

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Authorized Agent

AIMCO CDO SERIES 2000-A

By: /s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

AIMCO CLO SERIES 2001-A

By: /s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

BANCO ESPIRITO SANTO S.A., NASSAU BRANCH

By: /s/ Andrew M. Orsen
Name: Andrew M. Orsen
Title: Vice President

By: /s/ Terry R. Hull
Name: Terry R. Hull
Title: Senior Vice President

BANK HAPOALIM B.M.

By: /s/ James P. Surless
Name: James P. Surless
Title: Vice President

By: /s/ Laura Anne Raffa
Name: Laura Anne Raffa
Title: Senior Vice President & Corporate Manager

BANK OF AMERICA, N.A.

By: /s/ William F. Sweeney
Name: William F. Sweeney
Title: Managing Director

BNP PARIBAS

By: /s/ Jo Ellen Bender
Name: Jo Ellen Bender
Title: Managing Director

By: /s/ Peter Labrie
Name: Peter Labrie
Title: Central Region Manager

BRYN MAWR CLO, LTD.

By: /s/ Matt Stouffer
Name: Matt Stouffer
Title: Vice President

CASTLE HILL I — INGOTS, LTD.
By: Sankaty Advisors, LLC as Collateral Manager

By: /s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director & Portfolio Manager

CASTLE HILL II — INGOTS, LTD.
By: Sankaty Advisors, LLC as Collateral Manager

By: /s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director & Portfolio Manager

CHINATRUST COMMERCIAL BANK NEW YORK BRANCH

By: /s/ John Teng
Name: John Teng
Title: EVP & Branch Manager

CoBANK, ACB

By: /s/ S. Richard Dill
Name: S. Richard Dill
Title: Vice President

COMERICA BANK

By: /s/ James B. Haeffner
Name: James B. Haeffner
Title: First Vice President

COMMERCE BANK, N.A.

By: /s/ Lance Holden
Name: Lance Holden
Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH

By: /s/ Brad Peterson
Name: Brad Peterson
Title: Executive Director

By: /s/ Ian Reece
Name: Ian Reece
Title: Managing Director

CREDIT LYONNAIS NEW YORK BRANCH

By: /s/ Lee E. Greve
Name: Lee E. Greve
Title: First Vice President

FARM CREDIT BANK OF WICHITA

By: /s/ Patrick Zeka
Name: Patrick Zeka
Title: Vice President

FARM CREDIT SERVICES OF AMERICA, PCA

By: /s/ Bruce P. Rouse
Name: Bruce P. Rouse
Title: Vice President

FARM CREDIT SERVICES OF MISSOURI, PCA

By: /s/ Michael D. Scherer
Name: Michael D. Scherer
Title: Vice President, Agribusiness

FRANKLIN CLO I, LIMITED

By: /s/ David Ardini
Name: David Ardini
Title: Vice President

FRANKLIN CLO III, LIMITED

By: /s/ David Ardini
Name: David Ardini
Title: Vice President

GALAXY CLO 1999-1 LTD.

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Authorized Agent

HARBOUR TOWN FUNDING LLC

By: /s/ Ann E. Morris
Name: Ann E. Morris
Title: Asst. Vice President

IKB CAPITAL CORPORATION

By: /s/ David Snyder
Name: David Snyder
Title: President

INDOSUEZ CAPITAL FUNDING VI, LIMITED

By: /s/ Andrew Brady
Name: Andrew Brady
Title: Vice President

ING PRIME RATE TRUST

By: /s/ Jeffrey A. Bakalar
Name: Jeffrey A. Bakalar
Title: Sr. Vice President

ING SENIOR INCOME FUND

By: /s/ Jeffrey A. Bakalar
Name: Jeffrey A. Bakalar
Title: Sr. Vice President

LIBERTY FLOATING RATE ADVANTAGE FUND

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Sr. Vice President & Portfolio Manager

LONG LANE MASTER TRUST
By: Fleet National Bank as Trust Administrator

By: /s/ Kevin Kearns
Name: Kevin Kearns
Title: Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By: /s/ Mary Ann McCarthy
Name: Mary Ann McCarthy
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: /s/ Mary Ann McCarthy
Name: Mary Ann McCarthy
Title: Managing Director

MITSUBISHI TRUST AND BANKING CORPORATION

By: /s/ Ryo Magome
Name: Ryo Magome
Title: Sr. Vice President

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

By: /s/ Jeffrey A. Bakalar
Name: Jeffrey A. Bakalar
Title: Sr. Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

By: /s/ Jeffrey A. Bakalar
Name: Jeffrey A. Bakalar
Title: Sr. Vice President

MONUMENT CAPITAL LTD.

By: /s/ Joel Serebransky
Name: Joel Serebransky
Title: Senior Vice President

MOUNTAIN CAPITAL CLO I, LTD.

By: /s/ Chris Siddons
Name: Chris Siddons
Title: Director

MOUNTAIN CAPITAL CLO II, LTD.

By: /s/ Chris Siddons
Name: Chris Siddons
Title: Director

MUIRFIELD TRADING LLC

By: /s/ Ann E. Morris
Name: Ann E. Morris
Title: Asst. Vice President

NATIONAL BANK OF KUWAIT, S.A.K., GRAND CAYMAN BRANCH

By: /s/ Muhannad Kamal
Name: Muhannad Kamal
Title: General Manager

By: /s/ Robert J. McNeill
Name: Robert J. McNeill
Title: Executive Manager

NUVEEN SENIOR INCOME FUND

By: /s/ L. Mason
Name: L. Mason
Title: Portfolio Manger

OLYMPIC FUNDING TRUST, SERIES 1999-1

By: /s/ Ann E. Morris
Name: Ann E. Morris
Title: Authorized Agent

PB CAPITAL

By: /s/ Tyler J. McCarthy
Name: Tyler J. McCarthy
Title: Assistant Vice President

By: /s/ Andrew Shipman
Name: Andrew Shipman
Title: Assistant Vice President

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

By: /s/ Jeffrey A. Bakalar
Name: Jeffrey A. Bakalar
Title: Sr. Vice President

PILGRIM CLO 1999-1 LTD

By: /s/ Jeffrey A. Bakalar
Name: Jeffrey A. Bakalar
Title: Sr. Vice President

PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

By: /s/ Charles P. Strause
Name: Charles P. Strause
Title: Associate Director

By: /s/ Elizabeth Tallmadge
Name: Elizabeth Tallmadge
Title: Managing Director & Chief Investment Officer

PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.

By: /s/ Charles P. Strause
Name: Charles P. Strause
Title: Associate Director

By: /s/ Elizabeth Tallmadge
Name: Elizabeth Tallmadge
Title: Managing Director & Chief Investment Officer

RACE POINT CLO, LIMITED
By: Sankaty Advisors, LLC as Collateral Manager

By: /s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director & Portfolio Manager

RACE POINT II CLO, LIMITED
By: Sankaty Advisors, LLC as Collateral Manager

By: /s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director & Portfolio Manager

SEQUILS-CUMBERLAND I, LTD.

By: /s/ Matt Stouffer
Name: Matt Stouffer
Title: Vice President

SEQUILS — PILGRIM I, LTD

By: /s/ Jeffrey A. Bakalar
Name: Jeffrey A. Bakalar
Title: Sr. Vice President

SMOKY RIVER CDO, L.P.

By: /s/ Melissa Marano
Name: Melissa Marano
Title: Partner

SRF 2000 LLC

By: /s/ Ann E. Morris
Name: Ann E. Morris
Title: Asst. Vice President

SRF TRADING, INC.

By: /s/ Ann E. Morris
Name: Ann E. Morris
Title: Asst. Vice President

STEIN ROE & FARNHAM CLO I, LTD.

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Sr. Vice President & Portfolio Manager

SUNAMERICA LIFE INSURANCE CO.

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Authorized Agent

SUNTRUST BANK

By: /s/ Michael Lapresi
Name: Michael Lapresi
Title: Director

THE BANK OF EAST ASIA, LIMITED

By: /s/ David Loh
Name: David Loh
Title: Vice President

By: /s/ Victor Li
Name: Victor Li
Title: Vice President & General Manger

THE BANK OF NEW YORK

By: /s/ John-Paul Marotta
Name: John-Paul Marotta
Title: Vice President

THE BANK OF NOVA SCOTIA

By: /s/ V. Gibson
Name: V. Gibson
Title: Assistant Agent

THE DEVELOPMENT BANK OF SINGAPORE LTD., LOS ANGELES AGENCY

By: /s/ Chee Kien, Ong
Name: Chee Kien, Ong
Title: General Manager

THE SUMITOMO TRUST & BANKING CO., LTD.

By: /s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President

TORONTO DOMINION (NEW YORK), INC.

By: /s/ Susan K. Strong
Name: Susan K. Strong
Title: Vice President

UMB BANK, N.A.

By: /s/ Thomas S. Terry
Name: Thomas S. Terry
Title: Sr. Vice President

US BANK NATIONAL ASSOCIATION

By: /s/ David F. Higbee
Name: David F. Higbee
Title: Vice President

VAN KAMPEN CLO I, LIMITED

By: /s/ William Lenga
Name: William Lenga
Title: Vice President

VAN KAMPEN CLO II, LIMITED

By: /s/ William Lenga
Name: William Lenga
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Anthony D. Braxton
Name: Anthony D. Braxton
Title: Director

ANNEX I

PRICING GRID

Level (based on the senior secured debt rating of Holdings and the Borrowers)	Facility Fee Rate	Applicable Margin for Eurodollar Revolving Loans	Applicable Margin for ABR Revolving Loans	Applicable Margin for Eurodollar Tranche A Term Loans	Applicable Margin for ABR Tranche A Term Loans	Applicable Margin for Eurodollar Tranche B Term Loans	Applicable Margin for ABR Tranche B Term Loans	Applicable Margin for Eurodollar Tranche C Term Loans	Applicable Margin for ABR Tranche C Term Loans
Level I Equal to or greater than BBB and Baa2 by S&P and Moody’s	.375%	0.875%	0.000%	1.250%	0.250%	2.250%	1.250%	2.000%	1.000%
Level II BBB- and Baa3 by S&P and Moody’s	.375%	1.1250%	0.1250%	1.500%	0.500%	2.250%	1.250%	2.000%	1.000%
Level III BB+ and Ba1 by S&P and Moody’s	.500%	1.500%	0.500%	2.000%	1.000%	2.500%	1.500%	2.250%	1.250%
Level IV BB and Ba2 by S&P and Moody’s	.500%	2.000%	1.000%	2.500%	1.500%	2.750%	1.750%	2.500%	1.500%
Level V Less than or equal to BB- and Ba3 by S&P and Moody’s	.500%	2.250%	1.250%	2.750%	1.750%	3.000%	2.000%	2.750%	1.750%

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